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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                November 30, 1999


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)


Islands of Bermuda         0-25456                      13-3795510
(State or other            (Commission                 (IRS Employer
jurisdiction of            File Number)               Identification
incorporation)                                            Number


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 295-2244
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Item 5. Other Events.

         The press release of the registrant dated November 30, 1999, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated
             November 30, 1999





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GLOBALSTAR TELECOMMUNICATIONS
                                    LIMITED
                                    -----------------------------
                                    (Registrant)


Date: December 2, 1999              By: /s/ Avi Katz
                                    -----------------------------
                                    Avi Katz
                                    Vice President and Secretary





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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
Exhibit 99.1      Press Release of Globalstar Telecommunications Limited dated
                  November 30, 1999